Exhibit 99

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13G. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 10th day of February, 2021.

ECP ControlCo, LLC

By:	/s/ Rahman D’Argenio
Name:	Rahman D’Argenio
Title:	Managing Member

Energy Capital Partners III, LLC
By: ECP ControlCo, LLC, its managing member

By:	/s/ Rahman D’Argenio
Name:	Rahman D’Argenio
Title:	Managing Member

Energy Capital Partners GP III, LP
By: Energy Capital Partners III, LLC, its general partner
By: ECP ControlCo, LLC, its managing member

By:	/s/ Rahman D’Argenio
Name:	Rahman D’Argenio
Title:	Managing Member

Energy Capital Partners III, LP
By: Energy Capital Partners GP III, LP, its general partner
By: Energy Capital Partners III, LLC, its general partner
By: ECP ControlCo, LLC, its managing member

By:	/s/ Rahman D’Argenio
Name:	Rahman D’Argenio
Title:	Managing Member

Energy Capital Partners III-A, LP
By: Energy Capital Partners GP III, LP, its general partner
By: Energy Capital Partners III, LLC, its general partner
By: ECP ControlCo, LLC, its managing member

By:	/s/ Rahman D’Argenio
Name:	Rahman D’Argenio
Title:	Managing Member

Energy Capital Partners III-B, LP
By: Energy Capital Partners GP III, LP, its general partner
By: Energy Capital Partners III, LLC, its general partner
By: ECP ControlCo, LLC, its managing member

By:	/s/ Rahman D’Argenio
Name:	Rahman D’Argenio
Title:	Managing Member

Energy Capital Partners III-C, LP
By: Energy Capital Partners GP III, LP, its general partner
By: Energy Capital Partners III, LLC, its general partner
By: ECP ControlCo, LLC, its managing member

By:	/s/ Rahman D’Argenio
Name:	Rahman D’Argenio
Title:	Managing Member

Energy Capital Partners III-D, LP
By: Energy Capital Partners GP III, LP, its general partner
By: Energy Capital Partners III, LLC, its general partner
By: ECP ControlCo, LLC, its managing member

By:	/s/ Rahman D’Argenio
Name:	Rahman D’Argenio
Title:	Managing Member

Energy Capital Partners GP III Co-Investment (Sunnova), LLC
By: Energy Capital Partners III, LLC, its managing member
By: ECP ControlCo, LLC, its managing member

By:	/s/ Rahman D’Argenio
Name:	Rahman D’Argenio
Title:	Managing Member

Energy Capital Partners III (Sunnova Co-Invest), LP
By: Energy Capital Partners GP III Co-Investment (Sunnova), LLC, its general partner
By: Energy Capital Partners III, LLC, its managing member
By: ECP ControlCo, LLC, its managing member

By:	/s/ Rahman D’Argenio
Name:	Rahman D’Argenio
Title:	Managing Member

ECP Sunnova Holdings GP, LLC

By:	/s/ Rahman D’Argenio
Name:	Rahman D’Argenio
Title:	President

ECP Sunnova Holdings, LP
By: ECP Sunnova Holdings GP, LLC, its general partner

By:	/s/ Rahman D’Argenio
Name:	Rahman D’Argenio
Title:	President